Exhibit 99.1

Breakthrough Mitochondrial Science A Source for Novel Therapeutics HCW Conference September 2021

Forward Looking Statements 2 This presentation contains forward - looking statements which are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions . In some cases you can identify these statements by forward - looking words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “should,” “would,” “project,” “plan,” “expect,” “goal,” “seek,” “future,” “likely” or the negative or plural of these words or similar expressions . Examples of such forward - looking statements include but are not limited to statements regarding our cash forecasts ; anticipated outcomes of research and clinical trials for our mitochondria based therapeutic (MBT) candidates ; expectations regarding the timing of delivery of data, and the anticipated timing and progression of our lead candidate, CB 4211 , and our other programs ; expectations regarding the growth of MBTs as a significant future class of drug products ; and statements regarding anticipated therapeutic properties and potential of our mitochondrial peptide analogs and MBTs, including but not limited to the treatment of COVID - 19 ARDS . You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward - looking statements . Factors that could cause actual results to differ materially from these forward - looking statements include : our ability to successfully advance drug discovery and development programs, including the delay or termination of ongoing clinical trials ; receipt of unfavorable feedback from regulators regarding the safety or tolerability of CB 4211 or the possibility of other developments affecting the viability of CB 4211 as a clinical candidate or its commercial potential ; results that are different from earlier data results including less favorable than and that may not support further clinical development ; our ability to raise additional capital when necessary to continue our operations ; our ability to recruit and retain key management and scientific personnel ; risks related to the impact on our business of the COVID - 19 pandemic or similar public health crises ; and our ability to establish and maintain partnerships with corporate and industry partners . Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission and applicable Canadian securities regulators, which are available on our website, and at www . sec . gov or www . sedar . com . You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward - looking statements . The forward - looking statements and other information contained in this presentation is made as of the date hereof and CohBar does not undertake any obligation to update publicly or revise any forward - looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws . Nothing herein shall constitute an offer to sell or the solicitation of an offer to buy any securities .

3 CohBar Opportunity Leader in developing mitochondria based therapeutics • Novel approach leveraging over a billion years of evolution Recent clinical milestone • Positive CB4211 Phase 1a/1b topline data for lead candidate under development for NASH and obesity Near - term milestone • IND for CB5138 - 3 for the potential treatment of Idiopathic Pulmonary Fibrosis (IPF) in 2022 Pipeline targeting chronic diseases • Initial focus on inflammatory and fibrotic conditions Comprehensive IP strategy based on first mover advantage • 13 issued patents; >65 patent filings

Management Prior Experience Joseph Sarret, MD, JD President & Chief Executive Officer 15+ years of leadership experience with public/private life sciences companies Held several executive management roles at companies ranging from early - to clinical - stage development and initial commercialization. Led multiple partnership and M&A transactions. Kenneth Cundy, PhD. Chief Scientific Officer 30+ years of drug discovery and development experience Development of 15 drugs with $100B+ in sales including Hepsera ® , Tamiflu ® , Viread ® and Horizant ® . Extensive FDA interactions across 15 INDs and 6 NDAs. Inventor on 47 issued US patents. Jeffrey Biunno, CPA, MBA Chief Financial Officer, Secretary & Treasurer 30+ years of financial experience Public, small, medium and large - cap companies Participated in three sales transactions Experienced Team: Successful track record of drug discovery, development and partnerships Sterling Winthrop 4

CohBar is the leader in developing a new class of peptides:
Mitochondria based therapeutics

- **Key insights by CohBar's founders**
  - Peptide sequences are encoded in the mitochondrial genome
  - Certain peptides regulate multiple organs and systems in the body
- **Published studies demonstrate broad effects in animals**
  - Certain MDPs improve metabolism, reduce tumor growth, impact longevity, etc.
- **Analogs of naturally occurring peptides**
  - Expect improved safety profile
- **CohBar Technology Platform**
  - Identified over 100 peptides and over 1,000 analogs



Nuclear DNA
Mitochondria
Cell
Mitochondrial Genome
Mitochondrial Derived Peptides (MDPs)
CohBar peptides

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Pipeline MBT Programs Potential Indications Preclinical IND Enabling Activities Phase 1a Phase 1b Clinical CB4211 NASH Obesity Preclinical CB5138 - 3 IPF, Fibrotic Diseases Apelin Agonists ARDS, COVID - 19 ARDS CXCR4 Inhibitors Cancer, Other Diseases Immunotherapy Peptides Cancer Immunotherapy 6

Targeting opportunities with high unmet need

- **NASH and Obesity**
  - US prevalence of NASH increasing – projected to be 27M by 2030[1]
  - Global NASH market size estimated to exceed $50B by 2027[2]
  - No approved treatment for NASH
  - Obesity impacts approximately one third of US adults
- **IPF and other fibrotic diseases**
  - Fibrotic diseases of liver, kidney, lungs, heart, etc. account for 45% of all cause mortality[3]
  - Current IPF therapies not well tolerated: nausea, vomiting, diarrhea, skin problems
- **Acute Respiratory Distress Syndrome (ARDS)**
  - Impacts > 2 million patients worldwide, with mortality 30 – 35%[4]
  - No currently approved treatments – care is primarily supportive
- **CXCR4 inhibitors**
  - CXCR4 receptor overexpressed in more than 75% of cancers [5]

[1]*Estes et. al. 2018*
[2] https://www.reportsanddata.com/report-detail/non-alcoholic-steatohepatitis-nash-market
[3]*Wynn 2004*
[4]https://www.thoracic.org/patients/lung-disease-week/2011/ards-week/general-info.php
[5]Dubrovska *et. al.* 2012

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CB4211: Novel Mechanism of Action Relevant to NASH

Targeting Free Fatty Acid Release from Fat Cells

Inhibition/Regulation of Lipolysis

- NALFD: excess free fatty acid released from abdominal fat cells by lipolysis - flows directly to the liver
- Excess fatty acid in liver leads to NASH: liver fat deposits, inflammation, fibrosis, cirrhosis, and ultimately liver cancer
- Inhibiting lipolysis reduces fatty acid release


SUBCUTANEOUS
ADIPOSE TISSUE
Lipolysis
SYSTEMIC
CIRCULATION
VLDL
GLYC
FFA
CETP
STEATOSIS
TAG
IL-6
TNF-α
IL-12
INFLAMMATION
FFA
ROS
APOPTOSIS
DNL
β -OXIDATION
CD36
HEPATOCYTE
Splanchnic
FFA Delivery
Lipolysis
VISCERAL
ADIPOSE TISSUE
GLYC
FFA
PORTAL VEIN

Source: Nutrients 2015,7, 9453–9474

Molecular Mechanism – Enhances Insulin Signaling

Regulation of Insulin Signaling

- Insulin receptor and insulin signaling play a central role in metabolic regulation
- CB4211 enhances the action of insulin in vitro:
  - Inhibits lipolysis in fat cells (adipocytes)
  - Decreases free fatty acid release to liver
  - Decreases glucose production by liver cells
  - Increases glucose consumption by muscle cells.
- Molecular mechanism of action presented at ADA in June 2018: *CB4211 is a Potential Treatment for Metabolic Diseases with Novel Mechanism of Action: Sensitization of the Insulin Receptor*
- Further evidence that some MDP's are important regulators of key metabolic pathways in the body

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CB4211 Phase 1a: Study Design and Subject Disposition Phase 1a Study Design • Randomized, double - blind, placebo - controlled study • 6 cohorts of Single Ascending Dose (SAD) and 3 cohorts Multiple (7 - day) Ascending Dose (MAD) • Healthy adult volunteers (up to 8 per cohort) randomized (3:1) to CB4211 versus placebo Phase 1a Subject Disposition • 65 healthy subjects enrolled and randomized to CB4211 or placebo • Initially enrolled four single ascending dose (SAD) and one multiple ascending dose (MAD) cohort • Persistent local deposition of drug at injection site led to interruption of study to modify formulation • Additional cohorts (two SAD and two MAD) completed with modified formulation • No subjects discontinued treatment 9

CB4211 Phase 1b: Study Design

Randomized, Double-blind, Placebo-controlled Study

Baseline → Week 4

Screening
- 18 to 60 years of age
- BMI ≥30.0 kg/m^2
- Body weight ≤115 kg
- Liver fat >10% (MRI-PDFF)
- Various other entry criteria*
- Four clinical sites in US

→ CB4211 (25 mg QD SC) (n = 11)

→ Placebo (n = 9)

Primary Endpoints:
- Safety and tolerability

Secondary Endpoint:
- Pharmacokinetics

Exploratory Endpoints:
- Liver fat content (MRI-PDFF)
- Body weight
- Biomarkers of NASH and metabolic disease

Subjects were confined for the duration of the study and provided a standardized diet based on baseline energy expenditure

*Inclusion criteria also included history of Fatty Liver Index (FLI) score >60, FLI score >60 at Screening, or documented history of fatty liver with imaging results (eg, standard positive ultrasound or Fibroscan controlled attenuation parameter (CAP) >300 decibels (dB)/m) indicating liver fat >10% within 6 months of Screening. For further details see Clinicaltrial.gov record NCT03998514.

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Phase 1b Results: Changes in Key PD Biomarkers (Day 28) Biomarker CB4211 (25 mg) (n = 11) Placebo (n = 9) Difference from Placebo ALT (% reduction from baseline) - 21% 4% - 25%* Proportion of subjects with >17 U/L decrease in ALT (1) 27% 11% 16% AST (% reduction from baseline) - 28% - 11% - 17%* Glucose (% reduction from baseline) - 6% 0% - 6%* *Statistically significant difference, p<0.05 vs. placebo. Data are least square means. (1) A decrease in ALT by 17 U/L or more is significantly associated with histologic response in NASH. (Loomba R et al. Gastroente rol ogy 2019,156:88 - 95) 11

Phase 1b Results: CB4211 Significantly Reduced ALT and AST Percent Change from Baseline in ALT CB4211 reduced ALT by 21% and AST by 28% at Week 4 0 1 2 3 4 -40% -30% -20% -10% 0% 10% Percent Change from Baseline in AST Weeks C h a n g e i n A S T * Placebo CB4211 Percent Change from Baseline in AST *Statistically significant, p<0.05 vs. placebo Data are mean +/ - SEM 0 1 2 3 4 -40% -30% -20% -10% 0% 10% 20% Percent Change from Baseline in ALT Weeks C h a n g e i n A L T Placebo CB4211 * * * 12

Phase 1b Results: Comparison to Historical ALT Data for 4 - Week Studies (1) CB4211 reduced ALT as much or more than other NASH candidates Parameter CB4211 (CohBar) (25 mg) (SC injection) MET409 ( Metacrine ) (50 mg) (oral) DUR - 928 ( Durect ) (300 mg) (IV injection) CRV43 ( Hepion ) (225 mg) (oral) Ocaliva (Intercept) (50 mg) (oral) Resmetirom (Madrigal) (100 mg) (oral) Semaglutide (Novo - Nordisk) (0.4 mg) (2) (SC injection) # of Subjects 11 10 20 15 21 25 102 % Reduction in ALT at Week 4 - 21.0% - 16.5 - 17% - 21.1% Increased at Week 6 - 21% at Week 12 - 13% at Week 4 of 52 Weeks Placebo Adjusted % Reduction in ALT - 25% No placebo arm No placebo arm - 15.0% N/A - 13.3% at Week 12 - 13% at Week 4 of 52 Weeks (1) All data regarding third - party studies on this slide are based on public information from third - party studies in different s tages of development, and not our own. Conclusions on this slide are not based on head - to - head results. (2) Data extracted from reports for Week 4 time point in a 52 - week study. Currently in Phase 3 13

Phase 1b Results: CB4211 Reduced Fasting Glucose Levels Percent Change from Baseline in Glucose CB4211 reduced fasting glucose by 6% at Week 4 0 1 2 3 4 -10% -5% 0% 5% Percent Change from Baseline in Glucose Weeks C h a n g e i n G l u c o s e # Placebo CB4211 Data are mean +/ - SEM. *Statistically significant, p<0.05 vs. placebo. Percent Change from Baseline in Glucose CB4211 reduced fasting glucose by 6% at Week 4 Change in Body Weight Percent Change from Baseline in Body Weight CB4211 showed trend to reduced body weight 14 *

Phase 1b Results: Change from Baseline in Liver Fat Content (MRI - PDFF) Percent Absolute Reduction in LFC Placebo CB4211 -10% -8% -6% -4% -2% 0% -4.88% -5.03% Reduction in absolute LFC at Week 4 for CB4211 was comparable to other NASH candidates. However, liver fat content was also reduced in placebo arm - possibly the result of confinement for 4 weeks on a controlled diet Proportion achieving ≥ 30% Relative LFC Reduction* 15 *A relative reduction of 30% in liver fat is associated with a histological response in non - alcoholic steatohepatitis (Patel J e t al. Therap Adv Gastroenterol 2016, 9(5): 692 - 701)

Phase 1a/1b Topline Safety Data: Positive Primary Outcome Positive Results for Primary Outcome: Safety and Tolerability • CB4211 was well - tolerated and appeared safe with no serious adverse events • All adverse events were transient and generally mild to moderate • AEs occurring in >10% of subjects treated with CB4211: • Injection site reactions: CB4211 (79%) vs Placebo (33%) 16 Secondary Outcome: Pharmacokinetics – Data pending

Phase 1b Topline Activity Data: Positive Exploratory Outcomes Positive Results from Exploratory Trend Analysis at 4 Weeks • Robust and significant reductions in ALT, AST versus placebo • ALT reduction favorable vs other NASH candidates in 4 - week studies • ALT reduction predictive of potential benefit in NASH resolution • Significant reduction in glucose – suggests improvement in metabolic homeostasis • Trend towards lower body weight – corroborating the preclinical results • Liver fat content was reduced substantially in both active and placebo arms • Additional analysis of biomarker data is planned These positive topline data support the further development of CB4211 for NASH 17

CB4211: Next Steps • Continue to analyze data from Phase 1a / 1b trial • Plan to present additional data from this study at an upcoming scientific meeting • Continue ongoing work to optimize formulation towards commercial form • Complete necessary steps to move to Phase 2 (e.g., manufacturing, toxicology studies, etc.) • Obtain input from KOL’s and disease area experts on most appropriate clinical path forward • Design future 12 - or 16 - week Phase 2a study based on the Phase 1b trial results 18

CB5138-3: IPF and other fibrotic diseases

- **Demonstrated antifibrotic effects in cultured human cells**
  - Decreased expression of fibrosis biomarkers in co-cultures of lung cells and fibroblasts
  - Inhibit pathological fibrotic process of conversion of fibroblasts to myofibroblasts *in vitro*

- **Anti-fibrotic and anti-inflammatory effects shown in animal models of IPF**
  - Decreased Ashcroft fibrosis score and lymphocytes in lung fluid after 21 days in prophylactic model
  - Demonstrated positive effects on all study outcomes in therapeutic mouse model – number of these effects were greater than the effects seen with nintedanib

- **Initiated IND-enabling studies for CB5138-3 in IPF** – potential First-in-Human study in 2022

- **Exploring potential utility in other fibrotic diseases** using additional animal models

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N o B l e o m y c i n V e h i c l e N i n t e d a n i b C B 5 1 3 8 - 3 5 0 1 2 3 4 Ashcroft Score Day 21 Bleomycin A s h c r o f t S c o r e * *** N o B l e o m y c i n V e h i c l e N i n t e d a n i b C B 5 1 3 8 - 3 5 0 1 2 3 4 Collagen Day 21 Bleomycin C o l l a g e n ( m g / m L ) * CB5138 - 3 Showed Efficacy as Monotherapy in Mouse Therapeutic Model of IPF 20 Source: Cundy et al. Poster A2261; American Thoracic Society Meeting, August 5 - 10, 2020. (B) Reduced Lung Weight (D) Reduced Collagen Deposition (E) Reduced Collagen Secretion (A) Reduced Fibrosis (C) Reduced Inflammation

CB5138-3 Efficacy in Mouse Therapeutic model of IPF

Control – No Bleomycin


Br
A
BV

Bleomycin + Vehicle


Br
BV
A

Bleomycin + Nintedanib


A
Br
BV

Bleomycin + CB5138-3


Br
BV
A

CB5138-3 reduced fibrosis and inflammation in the mouse therapeutic IPF model.

Representative photomicrographs from MT staining of lung tissue.

A - alveoli
Br - bronchiolus
BV - blood vessel
Arrows – fibrosis
Asterisk - lymphocytic infiltrate

Source: Cundy et al. Poster A2261; American Thoracic Society Meeting, August 5-10, 2020.

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CB5138-3 Monotherapy Reduced Key Pro-inflammatory Cytokines in BALF in Mouse Therapeutic Model of IPF


IL-1β
IL-1β (pg/mL)
0.8
0.6
0.4
0.2
0.0
**
IL-6
IL-6 (pg/mL)
600
400
200
0
*
KC/GRO (IL-8)
KC/GRO (pg/mL)
40
30
20
10
0
MCP-1
MCP-1 (pg/mL)
60
40
20
0
*
MIP-1α
MIP-1a (pg/mL)
2.5
2.0
1.5
1.0
0.5
0.0
**
Control - No Bleomycin
Bleomycin/Vehicle
Bleomycin/Nintedanib
Bleomycin/CB5138-3

Source: CohBar data on file

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Potential Milestones 2021 – 2022* 23 2H2021 • CB4211 • Initiate activities to support next CB4211 clinical study • Accelerate partnership discussions 2022 • CB5138 - 3 for IPF and other fibrotic diseases: File new IND and begin first in human clinical trial • Third clinical candidate: Select candidate and initiate IND enabling activities based on study results *Some activities require additional funding

Financial Summary (as of 6/30/21) 24 • Capitalization • Shares outstanding: 62.3M; Fully diluted: 92.6M • Options: 10.9M, weighted average exercise price of $1.78 • Warrants: 19.4M, weighted average exercise price of $1.62 • Balance Sheet • Cash & investments: $13.8M; projected to last through Q2 2022 • Short Term Debt: $350k • Insider Ownership: 20% • Operating Cash Flow • Net cash used in operating activities - 6 mo. ended 6/30/21: $8.5M

25 CohBar Opportunity Leader in developing mitochondria based therapeutics • Novel approach leveraging over a billion years of evolution Recent clinical milestone • Positive CB4211 Phase 1a/1b topline data for lead candidate under development for NASH and obesity Near - term milestone • IND for CB5138 - 3 for the potential treatment of Idiopathic Pulmonary Fibrosis (IPF) in 2022 Pipeline targeting chronic diseases • Initial focus on inflammatory and fibrotic conditions Comprehensive IP strategy based on first mover advantage • 13 issued patents; >65 patent filings

Thank You